                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned director and/or officer of BB&T Financial Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, including on behalf of the Company, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of Commerce Bank, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

Dated:  August 23, 1994

                                              /s/ Joseph B. Alala, Jr.
                                              ------------------------
                                              Joseph B. Alala, Jr.

                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENT, that the undersigned director and/or officer of BB&T Financial Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Harring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, including on behalf of the Company, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1993 in connection with the Company's acquisition of Commerce Bank, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

Dated: August 23, 1994

                                             /s/ John A. Allison IV
                                             ---------------------------
                                                 John A. Allison IV

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned director and/or officer of BB&T Financial Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, including on behalf of the Company, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of Commerce Bank, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

Dated:  August 23, 1994

                                              /s/ W. Watson Barnes
                                              ------------------------
                                              W. Watson Barnes

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned director and/or officer of BB&T Financial Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, including on behalf of the Company, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of Commerce Bank, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

Dated:  August 23, 1994

                                              /s/ Paul B. Barringer
                                              ------------------------
                                              Paul B. Barringer

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned director and/or officer of BB&T Financial Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, including on behalf of the Company, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of Commerce Bank, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

Dated:  August 23, 1994

                                              /s/ Robert L. Brady
                                              ------------------------
                                              Robert L. Brady

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned director and/or officer of BB&T Financial Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, including on behalf of the Company, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of Commerce Bank, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

Dated:  August 23, 1994

                                              /s/ Raymond S. Caughman
                                              ------------------------
                                              Raymond S. Caughman

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned director and/or officer of BB&T Financial Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, including on behalf of the Company, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of Commerce Bank, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

Dated:  August 23, 1994

                                              /s/ W. G. Clark III
                                              ------------------------
                                              W. G. Clark III

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned director and/or officer of BB&T Financial Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, including on behalf of the Company, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of Commerce Bank, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

Dated:  August 23, 1994

                                              /s/ Jesse W. Corbett, Jr.
                                              -------------------------
                                              Jesse W. Corbett, Jr.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned director and/or officer of BB&T Financial Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, including on behalf of the Company, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of Commerce Bank, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

Dated:  August 23, 1994

                                              /s/ W. R. Cuthbertson, Jr.
                                              --------------------------
                                              W. R. Cuthbertson, Jr.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned director and/or officer of BB&T Financial Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, including on behalf of the Company, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of Commerce Bank, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

Dated:  August 23, 1994

                                              /s/ Fred H. Deaton, Jr.
                                              ------------------------
                                              Fred H. Deaton, Jr.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned director and/or officer of BB&T Financial Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, including on behalf of the Company, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of Commerce Bank, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

Dated:  August 23, 1994

                                              /s/ Albert J. Dooley, Sr.
                                              ------------------------
                                              Albert J. Dooley, Sr.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned director and/or officer of BB&T Financial Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, including on behalf of the Company, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of Commerce Bank, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

Dated:  August 23, 1994

                                              /s/ Joe L. Dudley, Sr.
                                              ------------------------
                                              Joe L. Dudley, Sr.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned director and/or officer of BB&T Financial Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, including on behalf of the Company, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of Commerce Bank, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

Dated:  August 23, 1994

                                              /s/ Tom A. Efird
                                              ------------------------
                                              Tom A. Efird

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned director and/or officer of BB&T Financial Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, including on behalf of the Company, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of Commerce Bank, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

Dated:  August 23, 1994

                                              /s/ O. W. Fenn, Jr.
                                              ------------------------
                                              O. W. Fenn, Jr.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned director and/or officer of BB&T Financial Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, including on behalf of the Company, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of Commerce Bank, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

Dated:  August 23, 1994

                                              /s/ James E. Heins
                                              ------------------------
                                              James E. Heins

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned director and/or officer of BB&T Financial Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, including on behalf of the Company, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of Commerce Bank, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

Dated:  August 23, 1994

                                              /s/ Raymond A. Jones, Jr.
                                              ------------------------
                                              Raymond A. Jones, Jr.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned director and/or officer of BB&T Financial Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, including on behalf of the Company, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of Commerce Bank, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

Dated:  August 23, 1994

                                              /s/ Kelly S. King
                                              ------------------------
                                              Kelly S. King

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned director and/or officer of BB&T Financial Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, including on behalf of the Company, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of Commerce Bank, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

Dated:  August 23, 1994

                                              /s/ J. Ernest Lathem
                                              ------------------------
                                              J. Ernest Lathem

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned director and/or officer of BB&T Financial Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, including on behalf of the Company, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of Commerce Bank, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

Dated:  August 23, 1994

                                              /s/ James H. Maynard
                                              ------------------------
                                              James H. Maynard

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned director and/or officer of BB&T Financial Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, including on behalf of the Company, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of Commerce Bank, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

Dated:  August 23, 1994

                                              /s/ A. Winniett Peters
                                              ------------------------
                                              A. Winniett Peters

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned director and/or officer of BB&T Financial Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, including on behalf of the Company, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of Commerce Bank, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

Dated:  August 23, 1994

                                              /s/ Richard L. Player, Jr.
                                              ------------------------
                                              Richard L. Player, Jr.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned director and/or officer of BB&T Financial Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, including on behalf of the Company, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of Commerce Bank, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

Dated:  August 23, 1994

                                              /s/ Scott E. Reed
                                              ------------------------
                                              Scott E. Reed

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned director and/or officer of BB&T Financial Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, including on behalf of the Company, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of Commerce Bank, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

Dated:  August 23, 1994

                                              /s/ Larry J. Waggoner
                                              ------------------------
                                              Larry J. Waggoner

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned director and/or officer of BB&T Financial Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, including on behalf of the Company, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of Commerce Bank, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

Dated:  August 23, 1994

                                              /s/ Henry G. Williamson, Jr.
                                              ------------------------
                                              Henry G. Williamson, Jr.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned director and/or officer of BB&T Financial Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, including on behalf of the Company, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of Commerce Bank, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

Dated:  August 23, 1994

                                              /s/ William B. Young
                                              ------------------------
                                              William B. Young